Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended April 30, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$249,491	$158,076	$22,635	$430,202	$157,472	$14,884	(A)	$—	$602,558

Units sold	2,201	9,363	2,981	14,545	4,109
Single-sections					999
Multi-sections					3,110
Pre-owned
Class As	1,672
Class Cs	529
Conventional trailers		8,004
Fifth-wheel trailers		1,359

Average selling price per unit	$113,353	$16,883	$7,593	NM	$38,324

Gross profit percent	14.1%	13.5%	11.5%	13.7%	23.8%	15.8%		NM	16.5%

Operating income (loss)	$1,381	$2,414	$(1,601)	$2,194	$6,569	$15		$(451)	$8,327

Operating margin	0.6%	1.5%	(7.1)%	0.5%	4.2%	0.1%		NM	1.4%

Depreciation	$1,534	$562	$295	$2,391	$1,773	$316		$1,665	$6,145

Capital expenditures (est.)	$402	$363	$84	$849	$1,499	$246		$626	$3,220

(A)         Excludes $33.6 million of intercompany sales.

NM      Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended April 24, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$245,809	$116,236	$19,263	$381,308	$192,249	$14,077	(A)	$(27,445	)(B)	$560,189

Units sold	2,356	7,109	2,637	12,102	5,685
Single-sections					1,406
Multi-sections					4,279
Pre-owned
Class As	1,713
Class Cs	643
Conventional trailers		5,414
Fifth-wheel trailers		1,695

Average selling price per unit	$104,333	$16,351	$7,305	NM	$33,817

Gross profit percent	12.5%	2.6%	1.8%	8.9%	19.1%	19.0%		NM		13.4%

Operating income (loss)	$(5,185)	$(18,371)	$(6,271)	$(29,827)	$(7,031)	$454		$(12,700)		$(49,104)

Operating margin	(2.1)%	(15.8)%	(32.6)%	(7.8)%	(3.7)%	3.2%		NM		(8.8)%

Depreciation	$1,130	$497	$337	$1,964	$1,605	$361		$1,849		$5,779

Capital expenditures (est.)	$3,544	$331	$534	$4,409	$1,475	$88		$(256)		$5,716

(A)         Excludes $38.6 million of intercompany sales.

(B)           Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM      Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Year-ended April 30, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$976,698	$551,501	$84,018	$1,612,217	$795,596	$50,214	(A)	$(25,627	)(B)	$2,432,400

Units sold	9,074	34,425	11,075	54,574	22,681
Single-sections					8,145
Multi-sections					14,536
Pre-owned
Class As	6,868
Class Cs	2,206
Conventional trailers		30,246
Fifth-wheel trailers		4,179

Average selling price per unit	$107,637	$16,020	$7,586	NM	$35,078

Gross profit percent	13.4%	12.5%	12.8%	13.3%	24.3%	15.4%		NM		17.4%

Operating income (loss)	$5,364	$1,067	$(6,215)	$216	$38,818	$2,244		$(11,773)		$29,505

Operating margin	0.5%	0.2%	(7.4)%	0.0%	4.9%	4.5%		NM		1.2%

Depreciation	$4,934	$2,068	$1,295	$8,297	$7,000	$1,279		$6,630		$23,206

Capital expenditures (est.)	$5,617	$1,589	$539	$7,745	$5,132	$642		$2,323		$15,842

(A)          Excludes $159.5 million of intercompany sales.

(B)           Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM      Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Year-ended April 24, 2005
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group		Other		Company Total

Operating revenues	$1,097,091	$477,610	$85,181	$1,659,882	$785,547	$57,020	(A)	$(127,737	)(B)	$2,374,712

Units sold	10,566	28,927	11,253	50,746	23,962
Single-sections					7,524
Multi-sections					16,438
Pre-owned
Class As	8,187
Class Cs	2,379
Conventional trailers		22,126
Fifth-wheel trailers		6,801

Average selling price per unit	$103,832	$16,511	$7,570	NM	$32,783

Gross profit percent	14.6%	7.7%	11.1%	12.4%	22.2%	16.6%		NM		16.6%

Operating income (loss)	$27,702	$(40,897)	$(25,974)	$(39,169)	$6,387	$3,816		$(14,572)		$(43,538)

Operating margin	2.5%	(8.6)%	(30.5)%	(2.4)%	0.8%	6.7%		NM		(1.8)%

Depreciation	$4,142	$2,132	$1,373	$7,647	$6,802	$1,527		$6,182		$22,158

Capital expenditures (est.)	$21,627	$1,156	$1,196	$23,979	$4,707	$1,233		$3,805		$33,724

(A)               Excludes $175.8 million of intercompany sales.

(B)                 Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM            Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATIONAL DATA
Quarter Ended April 30, 2006
(Unaudited)
(Dollars in thousands)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group

Number of facilities (A)	3	9	1	13	22	3

Capacity utilization (B)	60%	90%	36%	NM	43%	NM

Number of independent distribution points	269	584	495	NM	1,241	NM

Backlog units	1,187	4,008	125	5,320	721	NM

Sales value (C)	$134,551	$67,667	$949	$203,167	$27,631	NM

Dealer inventories (units)	3,962	15,680	7,416	NM	7,463	NM

(A)               Number of active facilities at the end of the quarter.

(B)                 Based on production levels at the end of the period.

(C)                 The number of units in the backlog multiplied by the average selling price.

NM            Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATIONAL DATA
Quarter Ended April 24, 2005
(Unaudited)
(Dollars in thousands)

	Recreational Vehicle Group
	Motor Homes	Travel Trailers	Folding Trailers	Total	Housing Group	Supply Group

Number of facilities (A)	3	7	1	11	21	3

Capacity utilization (B)	61%	60%	41%	NM	55%	NM

Number of independent distribution points	264	612	519	NM	1,323	NM

Backlog units	1,370	1,798	235	3,403	1,682	NM

Sales value (C)	$142,936	$29,399	$1,717	$174,052	$56,932	NM

Dealer inventories (units)	4,398	18,320	8,369	NM		NM
Independent					7,040
Retail					2,196

(A)               Number of active facilities at the end of the quarter.

(B)                 Based on production level at the end of the period.

(C)                 The number of units in the backlog multiplied by the average selling price.

NM            Not meaningful.